EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT dated as of May 8, 2015 (this “Amendment”), by and among CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (the “Borrower”), AIR TRANSPORT SERVICES GROUP, INC., a Delaware corporation (“Holdings”), each of the Guarantors party hereto, each of the financial institutions party hereto as “Lenders” and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of May 9, 2011 (as amended from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments and other modifications to the Credit Agreement, including a request to provide Incremental Revolving Commitments in an aggregate principal amount of $50,000,000 and a one year extension of the Final Maturity Dates; and

WHEREAS, the Lenders party to this Amendment and the Administrative Agent are willing to (i) so amend or otherwise modify such terms and provisions of the Credit Agreement, (ii) provide Incremental Revolving Commitments to the Borrower and (iii) extend the Final Maturity Dates, in each case, on and subject to the terms and conditions herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2.Amendments to Credit Agreement.

(a)Section 1.1. of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“FATCA” means Sections 1471 through 1474 of the Code, as of the Fifth Amendment Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future Treasury regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.
“Fifth Amendment Effective Date” shall mean May 8, 2015.

LEGAL02/35396801v7

“Non-U.S. Lender”: a Lender that is not a U.S. Person.
“Recipient” means (a) the Administrative Agent, (b) any Lender or (c) any Letter of Credit Issuer, as applicable.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“Wholly-Owned” means, with respect to a Subsidiary, that all of the Capital Stock of such Subsidiary are, directly or indirectly, owned or controlled by Holdings and/or one or more of its Wholly-Owned Subsidiaries (except for directors’ qualifying shares or other shares required by applicable law to be owned by a Person other than Holdings and/or one or more of its Wholly-Owned Subsidiaries).
“Withholding Agent”: means the Borrower and the Administrative Agent.
(b)The Credit Agreement is hereby amended by deleting the defined terms “Eurodollar Base Rate”, “Revolving Facility Final Maturity Date”, “Taxes” and “Term Facility Final Maturity Date” in Section 1.1. thereof and substituting in lieu thereof the following defined terms, respectively:

“Eurodollar Base Rate” shall mean, with respect to each Interest Period for a Eurodollar Rate Loan, the rate per annum equal to the London interbank offered rate for deposits in Dollars appearing on Reuters screen page LIBOR 01 (or on any successor or substitute page of such service or any successor to such service, or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period, with a maturity comparable to such Interest Period; provided, that if the rate referred to above is not available at any such time for any reason, then the rate referred to above shall instead be the interest rate per annum, as determined by the Administrative Agent, to be the arithmetic average of the rates per annum at which deposits in Dollars in an amount equal to the amount of such Eurodollar Rate Loan are offered by major banks in the London interbank market to the Administrative Agent at approximately 11:00 A.M. (London time), two (2) Business Days prior to the first day of such Interest Period; provided, further, that if the rate referred to above is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Revolving Facility Final Maturity Date” shall mean May 5, 2020, or such later date to which the Revolving Facility Final Maturity Date may be extended pursuant to the terms hereof or, if earlier, the date on which the Revolving Commitments are terminated pursuant to Section 10 hereof.
“Taxes” mean present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political

LEGAL02/35396801v7

subdivision or taxing authority thereof or therein and all interest, additions to tax, penalties or similar liabilities with respect thereto, provided, however, that Taxes shall exclude (i) any tax imposed on or measured by the net income (or any franchise tax based on such net income) of such recipient pursuant to the laws of the United States or of the jurisdiction (or any political subdivision or taxing authority thereof or therein) under which such recipient is organized or in which the principal office or applicable lending office of such recipient is located and (ii) any amounts due by reason of the failure of a Lender to comply with its obligations under FATCA.
“Term Facility Final Maturity Date” shall mean May 5, 2020, or such later date to which the Term Facility Final Maturity Date may be extended pursuant to the terms hereof or, if earlier, the date on which the Term Loans are declared immediately due and payable pursuant to Section 10 hereof.
(c)The Credit Agreement is hereby further amended by deleting clause (b) of Section 2.5 thereof in its entirety and substituting in lieu thereof the following:

“(b)    The Administrative Agent, solely as a non-fiduciary agent of the Borrower, shall maintain the Register pursuant to Section 12.4(c), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.”

(d)The Credit Agreement is hereby further amended by deleting Section 2.12 thereof in its entirety and substituting in lieu thereof the following:

“Section 2.12    Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a)(ii) or (iii), Section 3.5 or Section 5.4 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that, in the sole judgment of such Lender, will not cause such Lender and its lending office(s) and its lending office to be subject to any unreimbursed cost or expense or otherwise to suffer any economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Section 2.10 or Section 5.4. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation.”

(e)The Credit Agreement is further amended by deleting the parenthetical immediately following the reference to “$50,000,000” contained in Section 2.14(a) thereof in its entirety and substituting in lieu thereof the following:

LEGAL02/35396801v7

“(exclusive of any Incremental Revolving Commitments provided by the Lenders on or prior to the Fifth Amendment Effective Date)”.
(f)The Credit Agreement is hereby further amended by deleting clause (a)(ii) of Section 5.2 thereof in its entirety and substituting in lieu thereof the following:

“(ii)    The Borrower shall be required to repay the principal amount of the Term Loans on the last day of March, June, September and December of each year and on the Term Facility Final Maturity Date, commencing June 30, 2012 (each such repayment, a “Term Loan Scheduled Repayment”), each such installment on any such date to be in the amount set forth below opposite such date:

LEGAL02/35396801v7

Date	Installment Amount
June 30, 2012	$1,875,000
September 30, 2012	$1,875,000
December 31, 2012	$1,875,000
March 31, 2013	$1,875,000
June 30, 2013	$3,750,000
September 30, 2013	$3,750,000
December 31, 2013	$3,750,000
March 31, 2014	$3,750,000
June 30, 2014	$3,750,000
September 30, 2014	$3,750,000
December 31, 2014	$3,750,000
March 31, 2015	$3,750,000
June 30, 2015	$3,750,000
September 30, 2015	$3,750,000
December 31, 2015	$3,750,000
March 31, 2016	$3,750,000
June 30, 2016	$3,750,000
September 30, 2016	$3,750,000
December 31, 2016	$3,750,000
March 31, 2017	$3,750,000
June 30, 2017	$3,750,000
September 30, 2017	$3,750,000
December 31, 2017	$3,750,000
March 31, 2018	$3,750,000
June 30, 2018	$3,750,000
September 30, 2018	$3,750,000
December 31, 2018	$3,750,000
March 31, 2019	$3,750,000
June 30, 2019	$3,750,000
September 30, 2019	$3,750,000
December 31, 2019	$3,750,000
March 31, 2020	$3,750,000
Term Facility Final Maturity Date	All amounts outstanding in respect of the Term Loans”

If the Term Facility Final Maturity Date is extended pursuant to Section 2.16, the Borrower shall continue to repay the principal amount of the Term Loans on the last day of March, June, September and December of each year (commencing with June 30, 2020) in equal installments of $3,750,000 each until the then extended Term Facility Final Maturity Date, at which time all amounts outstanding in respect of the Term Loans shall be due and payable.”

LEGAL02/35396801v7

(g)The Credit Agreement is hereby further amended by deleting Section 5.4 thereof in its entirety and substituting in lieu thereof the following:

“Section 5.4    Net Payments.

(a)  All payments made by the Borrower hereunder, under any Note or any other Credit Document, will be made without setoff, counterclaim or other defense. Except as provided for in this Section 5.4(a), all such payments will be made free and clear of, and without deduction or withholding for, any taxes. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. If any Taxes are so levied or imposed, the Borrower agrees to timely pay the full amount of such Taxes and such additional amounts (after payment of all Taxes) as may be necessary so that every payment of all amounts due hereunder, under any Note or under any other Credit Document, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note or in such other Credit Document, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Taxes to the extent such Taxes are (i) attributable to such Lender’s failure to comply with the requirements of Section 5.4(b) or (ii) United States withholding taxes that exceed the United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement (other than pursuant to an assignment request by the Borrower under Section 2.13) or designates a new lending office, except to the extent that, pursuant to this Section 5.4, amounts with respect to such taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office (Taxes and all such non-excluded taxes described in this Section 5.4(a) being hereinafter referred to as “Indemnified Taxes”). The Borrower will furnish to the Administrative Agent as soon as practicable after the date the payment of any Taxes, or any withholding or deduction on account thereof, is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower.

The Borrower will indemnify and hold harmless the Administrative Agent and each Lender, and reimburse the Administrative Agent or such Lender within 10 days after its request, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.4) levied or imposed and payable or paid or required to be withheld or deducted by the Administrative Agent or such Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

LEGAL02/35396801v7

(b) Each Lender that is not a United States person as such term is defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) agrees to deliver to the Borrower and the Administrative Agent (i) on or prior to the date the Lender becomes a Lender two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN, W-8BEN-E, W-8IMY or W-8ECI (or successor forms) certifying to such Lender’s entitlement to an exemption from or reduction in United States withholding tax with respect to payments to be made under this Agreement and under any Note and under any other Credit Document, or (ii) if the Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code and is claiming an exemption from U.S. withholding tax under Sections 871(h), 881(c) and/or 1441(c)(9) of the Code with respect to payments of “portfolio interest,” (x) a duly executed certificate substantially in the form of Exhibit E (any such certificate, an “Exemption Certificate”) and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN, W-8BEN-E or W-8IMY (or successor forms). In addition, each Non-U.S. Lender agrees that from time to time upon the reasonable request by the Borrower or the Administrative Agent when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of the relevant form or Exemption Certificate, as the case may be, and such other forms as may be required in order to conform or establish the entitlement of such Non-U.S. Lender to a continued exemption from or reduction in, as the case may be, United States withholding tax with respect to payments under this Agreement and any Note, or it shall promptly notify the Borrower and the Administrative Agent of its inability to deliver any such form or Exemption Certificate. Notwithstanding any other provision of this Section 5.4, a Non‑U.S. Lender shall not be required to deliver any form pursuant to this Section5.4(b) that such Non‑U.S. Lender is not legally entitled to deliver.

If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. For purposes of this Section 5.4(b), “FATCA” shall include any amendments made to FATCA after the Fifth Amendment Effective Date.

Each party’s obligations under this Section 5.4 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the commitments and the repayment, satisfaction, or

LEGAL02/35396801v7

discharge of all obligations under any Loan Document. For purposes of this Section 5.4, the term “applicable law” includes FATCA.

For purposes of determining withholding Taxes imposed under FATCA, from and after the Fifth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(h)The Credit Agreement is hereby further amended by deleting clause (e) contained in Section 8.10 in its entirety and substituting in lieu thereof the following:

“(e)    With respect to any new Wholly-Owned Domestic Subsidiary created or acquired by any Credit Party after the Fifth Amendment Effective Date, the Borrower shall promptly (i) cause such new Wholly-Owned Domestic Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to deliver to the Administrative Agent a certificate of such Wholly-Owned Domestic Subsidiary, substantially in the form of Exhibit G, with appropriate insertions and attachments, and (ii) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.”

(i)The Credit Agreement is hereby further amended by deleting clause (i) of Section 9.4 thereof and substituting in lieu thereof the following:

“(i)    other Indebtedness of Holdings and its Subsidiaries in an aggregate outstanding principal amount not to exceed at any time $150,000,000”.

(j)The Credit Agreement is hereby further amended by deleting clause (i) of Section 9.5 thereof and substituting in lieu thereof the following:

“(i)    (x) Investments in any Wholly-Owned Domestic Subsidiary of Holdings that is a Credit Party and (y) so long as no Default or Event of Default exists at the time of the making of such Investment, Investments in any Domestic Subsidiary of Holdings that is not a Wholly-Owned (unless such Domestic Subsidiary has elected to become a Credit Party and has complied with each of the provisions of Section 8.10(e)); provided that Investments made in Domestic Subsidiaries of Holdings that are not Credit Parties shall not exceed $50,000,000 in the aggregate at any time outstanding; and”.

(k)The Credit Agreement is hereby further amended by adding the following at the end of Section 9.5 thereof:

LEGAL02/35396801v7

“For purposes of determining the amount of any Investment outstanding under this Section 9.5, such amount shall be deemed to be the fair market value of such Investment when made, purchased or acquired (without adjustment for subsequent increases or decreases in the value of such Investment) less any amount realized in respect of such Investment upon the sale, collection or return of capital (not to exceed the original amount invested)”.

(l)The Credit Agreement is hereby further amended by deleting clause (iii) contained in Section 12.1 in its entirety and substituting in lieu thereof the following:

“(iii) timely pay and hold each of the Lenders harmless from and against, or at the option of the Administrative Agent timely reimburse it for the payment of, any and all present and future stamp, court or documentary taxes or any other excise or property taxes or charges and other similar taxes with respect to the foregoing matters and save the Administrative Agent and each of the Lenders and the Letter of Credit Issuer harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and”.

3.Incremental Facility Amendment; Extension Amendment. The parties hereto intend that this Amendment shall constitute an Incremental Facility Amendment in connection with the Borrower’s increase in the aggregate amount of the Revolving Commitments in the amount of $50,000,000 pursuant to Section 2.14 of the Credit Agreement. Immediately after giving effect to this Amendment, the Aggregate Revolving Commitments shall be equal to $325,000,000 and the Revolving Commitment of each Lender shall be as set forth on Annex 1.1A attached hereto. The Incremental Revolving Commitments contemplated by this Amendment shall be subject to the same terms and provisions (including pricing and final maturity) as the existing Revolving Commitments. The parties hereto acknowledge and agree that after giving effect to the Incremental Revolving Commitments contemplated by this Amendment, the aggregate amount of Incremental Commitments available to the Borrower is $50,000,000 and the Incremental Commitments Effective Date with respect to the Incremental Revolving Commitments contemplated by this Amendment shall be the Fifth Amendment Date immediately after the conditions set forth in Section 4 below have been satisfied (the “Incremental Commitments Effective Date”). The parties hereto further intend that this Amendment shall constitute an Extension Amendment in connection with the extension of the Final Maturity Date.

4.Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the truth and accuracy of the warranties and representations set forth in Sections 5 and 6 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a)    This Amendment, duly executed and delivered by the Borrower, Holdings, the Required Lenders and the Administrative Agent;

(b)    A pro forma Compliance Certificate dated the Fifth Amendment Effective Date, after giving effect to the Revolving Commitment Increase contemplated by this Amendment;

LEGAL02/35396801v7

(c)    A certificate of the Borrower dated as of the Fifth Amendment Effective Date signed by an Authorized Officer of the Borrower certifying that, before and after giving effect to the Revolving Commitment Increase and the amendments contemplated by this Amendment (i) the representations and warranties contained in Section 7 of the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, (ii) no Default or Event of Default exists before or after giving effect to the amendments contemplated by this Amendment and (iii) all conditions set forth in Section 6.2 of the Credit Agreement are satisfied as of the Fifth Amendment Effective Date;

(d)    For the account of each Revolving Lender that has requested a Note (or a replacement Note) in respect of such Lender’s Revolving Commitment (after giving effect to the Revolving Commitment Increase contemplated by this Amendment), a Note evidencing such Lender’s Revolving Commitment (after giving effect to the Revolving Commitment Increase contemplated by this Amendment), duly executed by an Authorized Officer of the Borrower;

(e)    A Reaffirmation of Obligations Under Credit Documents (the “Reaffirmation”) dated the Fifth Amendment Effective Date duly executed by each Credit Party, in the form of Exhibit I attached hereto

(f)    A legal opinion addressed to the Administrative Agent and each of the Lenders from Vorys, Sater, Seymour and Pease LLP, Greenberg Traurig and Fennemore Craig, P.C., counsel to the Borrower and Holdings, which opinion shall be dated as of the Fifth Amendment Effective Date and covering such matters relating to the Borrower, Holdings, this Amendment, and the transactions contemplated hereby as the Administrative Agent or the Lenders shall reasonably request;

(g)    A certificate, dated as of the Fifth Amendment Effective Date, signed by the Secretary of each Credit Party in the form of Exhibit II attached hereto (together with certifications as to incumbency and signatures of such officers) with appropriate insertions and deletions, together with (i) copies of the articles or certificate of incorporation, the limited liability company agreement, the partnership agreement, any certificate of designation, the by-laws, or other organizational documents of each such Credit Party (or certifications from the applicable Credit Party that such documents have not been amended or otherwise modified in any way since the date such documents were delivered to the Administrative Agent at the closing of the Credit Agreement), (ii) the resolutions, or such other administrative approval, of each such Credit Party referred to in such certificate in respect of the authorization and approval of the transactions contemplated by this Amendment and (iii) in the case of the certificate delivered by the Borrower, a statement that (1) all of the applicable conditions set forth in this Section 4 have been satisfied as of such date and (2) since December 31, 2014, there has not been any change, effect, event, occurrence, state of facts or development that has had or could reasonably be expected to have a Material Adverse Effect;

(h)    Certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under applicable law, if any, or by any

LEGAL02/35396801v7

Contractual Obligation of each Credit Party, in connection with the execution, delivery, performance, validity and enforceability of this Amendment or any of the transactions contemplated hereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

(i)    The payment of all fees and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other agreement with the Administrative Agent or SunTrust Robinson Humphrey, Inc.;

(j)    An Affidavit of Out-Of-State Execution and Delivery regarding the execution and delivery of the Notes and the other documents contemplated by this Amendment, duly executed by the Borrower and notarized;

(k)    All documents, certificates and opinions required to be executed and delivered pursuant to the terms of the Credit Agreement with respect to the creation of Global Flight Source, Inc. (“GFSI”), including a duly executed Assumption Agreement pursuant to which GFSI becomes a party to the Guarantee and Collateral Agreement; and

(l)    Such other documents as the Administrative Agent may reasonably request.

To the extent that any notice was required to be delivered or otherwise provided prior to the Fifth Amendment Effective Date pursuant to the terms of the Credit Agreement in connection with any of the transactions contemplated by this Amendment, including any notices required pursuant to Section 2.14 and Section 2.16, and such notice was not so provided, the parties hereto waive the requirement of such notice.

5.Representations. Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that:

(a)Power and Authority. Each of the Borrower and the other Credit Parties have the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance of this Amendment. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

(b)No Violation. The execution, delivery and performance by the Borrower and the other Credit Parties of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state

LEGAL02/35396801v7

or local Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which any Credit Party is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower, Holdings or any other Credit Party.

(c)Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or Holdings or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment against the Borrower or Holdings.

(d)No Default. No Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e)No Impairment. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(f)Credit Parties. The list of signatories to the Reaffirmation represents a true, correct and complete list of all Persons who are required by the terms of the Credit Documents to be or to become a Credit Party as of the date hereof.

(g)Solvency. As of the Fifth Amendment Effective Date, on a pro forma basis after giving effect to the Revolving Commitment Increase contemplated hereby and to all Indebtedness incurred, and to be incurred under such increase, (x) the sum of the assets, at a fair market valuation, of each Credit Party and its respective Subsidiaries will exceed its debts, (y) no such Credit Party or its Subsidiaries will have incurred or intended to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature and (z) each such Credit Party and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this clause (e), “debt” means any liability on a claim, and “claim” means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

LEGAL02/35396801v7

6.Reaffirmation of Representations. Each of the Borrower and Holdings hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

7.No Further Amendments; Ratification of Liability. Except as expressly amended or waived hereby, the Credit Agreement and each of the other Credit Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Credit Documents in the future. Each of the Borrower and Holdings hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Credit Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower or Holdings or the Collateral granted to the Administrative Agent and/or the Lenders thereunder. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Credit Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, Holdings or the Lenders, or any of them. This Amendment shall be deemed to be a “Credit Document” for all purposes under the Credit Agreement. After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

8.Allocations of Revolving Commitments and Revolving Loans. The Administrative Agent, the Lenders and the Borrower agree that the Revolving Commitment of each of the Revolving Lenders immediately prior to the effectiveness of this Amendment shall be reallocated among the Revolving Lenders such that, immediately after the effectiveness of this Amendment in accordance with its terms and the Revolving Commitment Increase, the Revolving Commitment of each Revolving Lender shall be as set forth on Annex 1.1A attached hereto. In order to effect such reallocations, assignments shall be deemed to be made among the Revolving Lenders in such amounts as may be necessary, and with the same force and effect as if such assignments were evidenced by the applicable Assignment Agreements (but without the payment of any related assignment fee), and no other documents or instruments shall be required to be executed in connection with such assignments (all of which such requirements are hereby waived) other than the execution of any documents or instruments required for the effectiveness of this Amendment pursuant to Section 4 of this Amendment. Further, to effect the foregoing, each Revolving Lender agrees to make cash settlements in respect of any outstanding Revolving Loans, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, such that after giving effect to this Amendment, each Revolving Lender holds Revolving

LEGAL02/35396801v7

Loans equal to its Revolving Percentage (based on the Revolving Commitment of each Lender as set forth on Annex 1.1A attached hereto). The principal amount of Term Loans held by each Lender as of the date hereof is set forth on Annex 2 attached hereto.

9.Other Provisions.

(a)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

(b)The Borrower agrees to reimburse the Lenders and the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

(c)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(d)THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

(e)In consideration of the amendments contained herein, each of the Borrower and Holdings hereby waives and releases each of the Lenders and the Administrative Agent from any and all known claims and defenses with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.
(f)Each of the Borrower and Holdings agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Credit Documents and all other agreements executed and delivered in connection herewith.
(g)THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND TERMS OF THE CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER OR HOLDINGS UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.
[Signature Pages Follow]

LEGAL02/35396801v7

IN WITNESS WHEREOF, the Borrower, Holdings, the Lenders and the Administrative Agent have caused this Fifth Amendment to Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

CARGO AIRCRAFT MANAGEMENT, INC.

By: /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President

AIR TRANSPORT SERVICES GROUP, INC.

By: /s/ Joseph C. Hete
Name:    Joseph C. Hete
Title:    President & Chief Executive Officer

[Signatures Continue on Following Pages]

ABX AIR, INC.

By: /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    VP, General Counsel & Secretary

LGSTX DISTRIBUTION SERVICES, INC.

By: /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    VP, Secretary

AIRBORNE GLOBAL SOLUTIONS, INC.

By: /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    VP, Secretary

[Signature Page to Fifth Amendment to Credit Agreement]

AIRBORNE MAINTENANCE AND ENGINEERING SERVICES, INC.

By: /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    VP, Secretary

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By: /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    VP, Secretary

AMES MATERIAL SERVICES INC.

By: /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    VP, Secretary

CARGO AVIATION, INC.

By: /s/ Quint O. Turner
Name:    Quint O. Turner
Title:    VP, Treasurer

[Signature Page to Fifth Amendment to Credit Agreement]

CARGO HOLDINGS INTERNATIONAL, INC.

By: /s/ Quint O. Turner
Name:    Quint O. Turner
Title:    VP, Treasurer

LGSTX FUEL MANAGEMENT, INC.

By: /s/ Quint O. Turner
Name:    Quint O. Turner
Title:    President

LGSTX SERVICES, INC.

By: /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    VP, Secretary

AIR TRANSPORT INTERNATIONAL, INC.

By: /s/ Matthew E. Fedders
Name:    Matthew E. Fedders
Title:    VP, Treasurer

GLOBAL FLIGHT SOURCE, INC.

By: /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    VP, Secretary

[Signature Page to Fifth Amendment to Credit Agreement]
SUNTRUST BANK, in its capacities as a Lender and as Administrative Agent

By: /s/ Chris Hursey
Name: Chris Hursey
Title: Director

[Signature Page to Fifth Amendment to Credit Agreement]

REGIONS BANK, as a Lender

By: /s/ Jose Mazariegos
Name: Jose Mazariegos
Title: Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ John B. Middelberg
Name: John B. Middelberg
Title: Executive Director

[Signature Page to Fifth Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Jesse Mullins
Name: Jesse Mullins
Title: Assistant Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

PNC BANK, N.A., as a Lender

By: /s/ Brad Russell
Name: Brad Russell
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Brent Walser
Name: Brent Walser
Title: Assistant Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

COMPASS BANK, as a Lender

By: /s/ Jeffrey W. Powell
Name: Jeffrey W. Powell
Title: Sr. Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By: /s/ Nick Fadel
Name: Nick Fadel
Title: Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

UNION BANK & TRUST, as a Lender

By: /s/ Dek Bowen
Name: Dek Bowen
Title: Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

ATLANTIC CAPITAL BANK, as a Lender

By: /s/ Preston McDonald
Name: Preston McDonald
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

TRISTATE CAPITAL BANK, as a Lender

By: /s/ Michael P. Morris
Name: Michael P. Morris
Title: Senior Vice President

[End of Signatures]

[Signature Page to Fifth Amendment to Credit Agreement]

Annex 1.1A

Institution	Revolving Commitment	Address
SunTrust Bank	$54,147,594.00	3333 Peachtree Road N.E., 8th Floor Mail Code: GA-Atlanta-2020 Atlanta, GA 30326 Attn: Christopher Hursey Fax: (404) 439-7409
Regions Bank	$51,858,442.00	201 Milan Parkway Birmingham, Alabama 35211 Attn: Stephanie Reid Fax: (205) 801-5250
JPMorgan Chase Bank, N.A.	$50,339,455.00	10 S Dearborn Floor 07 Chicago, Illinois 60603 Attn: Non Agented Servicing Team Fax: (312) 256-2608
Bank of America, N.A.	$35,741,890.00	901 Main Street Dallas, Texas 75202 Attn: Susheel Jaiswal Fax: (972) 728-9506
PNC Bank, N.A.	$33,453,625.00	6750 Miller Road Brecksville, Ohio 44141 Attn: Mary Ann Cruz Fax: (866) 932-2125
The PrivateBank and Trust Company	$14,607,260.00	120 South LaSalle Street Chicago, Illinois 60602 Attn: Daniel Arehart Fax: (312) 564-1794
Branch Banking and Trust Company	$18,591,435.00	200 W Second Street 16th Floor Winston Salem, NC 27101 Attn: Wendy Gerringer Fax: (336) 733-2740
Compass Bank	$18,905,090.00	8080 N Central Expressway Suite 320 Dallas, Texas 75206 Attn: Kathy Kirk Fax: (866) 984-8668

Annex 1.1A - 1

Institution	Revolving Commitment	Address
The Northern Trust Company	$18,733,655.00	50 South LaSalle Street Chicago, Illinois 60603 Attn: Mary Green Fax: (312) 630-1566
Union Bank & Trust	$14,557,918.00	1658 State Farm Blvd. Charlottesville, Virginia 22911 Attn: deK Bowen cc: Sherrie Guyton Fax: (434) 244-6651
Atlantic Capital Bank	$7,681,818.00	3525 Piedmont Road, NE Building 7, Suite 510 Atlanta, Georgia 30305 Attn: Trudy Robinson Fax: (404) 995-5804
TriState Capital Bank	$6,381,818.00	301 Grant Street Suite 2700 Pittsburgh, Pennsylvania 15219 Attn: John Kyle Fax: (412) 304-0391
Total	$325,000,000.00

Annex 1.1A - 2

Annex 2

Institution	Term Loans Outstanding
SunTrust Bank	$18,830,810.68
Regions Bank	$17,894,751.42
JPMorgan Chase Bank, N.A.	$17,326,910.16
Bank of America, N.A.	$11,990,662.50
PNC Bank, N.A.	$10,949,354.62
The PrivateBank and Trust Company	$6,076,910.16
Branch Banking and Trust Company	$5,860,980.15
Compass Bank	$5,539,040.71
The Northern Trust Company	$5,839,686.12
Union Bank & Trust	$4,615,893.52
Atlantic Capital Bank	$4,124,999.96
TriState Capital Bank	$3,450,000.00
Total	$112,500,000.00

EXHIBIT I

REAFFIRMATION OF OBLIGATIONS UNDER CREDIT DOCUMENTS

Reference is hereby made to (i) that certain Credit Agreement dated as of May 9, 2011 among Cargo Aircraft Management, Inc. (the “Borrower”), the Lenders a party thereto and SunTrust Bank, as Administrative Agent (as amended immediately prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement) and (ii) that certain Fifth Amendment to Credit Agreement dated as of the date hereof (the “Amendment”) among the Borrower, each other Credit Party party thereto, the Lenders and the Administrative Agent.

Each Credit Party acknowledges and reaffirms that (i) all liens and security interests granted to the Administrative Agent and the Lenders under the Security Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection, enforceability or priority of such liens and security interests will not be impaired in any way by the Amendment.

Each of the undersigned Credit Parties hereby further reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the Credit Documents (including, without limitation, the guarantee obligations of each Guarantor under the Guarantee and Collateral Agreement) to which such Person is a party, and each Credit Party agrees that the amendments contained in the Amendment are solely to amend the terms of the Credit Agreement and do not in any way affect the validity and/or enforceability of any Credit Document, or reduce, impair or discharge the obligations of such Person thereunder.

Each of the undersigned Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (a) the execution and delivery by the Credit Parties of this Reaffirmation is within the power (corporate or otherwise) and authority of the Credit Parties, has been duly authorized and approved by all requisite action on the part of the Credit Parties, and does not and will not contravene, breach or conflict with any provision of applicable law or any of the charter or other organic documents of the Credit Parties, or any indenture, agreement, instrument or undertaking binding on the Credit Parties; (b) this Reaffirmation has been duly executed by the Credit Parties; and (c) the Credit Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Credit Parties, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor's rights; and (d) all of the Obligations are absolute and unconditional, and such Obligations are not subject to any claim, defense, deduction, right of offset or otherwise.

THE CREDIT PARTIES DO NOT INTEND THE AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED THEREBY TO BE, AND THE AMENDMENT AND THE TRANSACTION CONTEMPLATED THEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE CREDIT PARTIES UNDER

Exhibit I - 1

OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

This Reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

Exhibit I - 2

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Credit Documents as of May __, 2015.

CARGO AIRCRAFT MANAGEMENT, INC.

By:
Name:
Title:

ABX AIR, INC.

By:
Name:
Title:

LGSTX DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

AIRBORNE GLOBAL SOLUTIONS, INC.

By:
Name:
Title:

[Signatures Continue on Following Pages]

Exhibit I - 3

AIRBORNE MAINTENANCE AND ENGINEERING SERVICES, INC.

By:
Name:
Title:

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:
Name:
Title:

AMES MATERIAL SERVICES INC.

By:
Name:
Title:

AIR TRANSPORT INTERNATIONAL, INC.

By:
Name:
Title:

CARGO AVIATION, INC.

By:
Name:
Title:

Exhibit I - 4

CARGO HOLDINGS INTERNATIONAL, INC.

By:
Name:
Title:

LGSTX FUEL MANAGEMENT, INC.

By:
Name:
Title:

LGSTX SERVICES, INC.

By:
Name:
Title:

AIR TRANSPORT SERVICES GROUP, INC.

By:
Name:
Title:

GLOBAL FLIGHT SOURCE, INC.

By:
Name:
Title:

Exhibit I - 5

Exhibit I - 6

EXHIBIT II

SECRETARY’S CLOSING CERTIFICATE
I, the undersigned, Secretary of _________________, a ________________ organized and existing under the laws of the State of ___________ (the “Company”), do hereby certify on behalf of the Company that:
1.    This Certificate is being delivered on May 8, 2015, and is furnished pursuant to that certain Fifth Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), among Cargo Aircraft Management, Inc., a Florida corporation (the “Borrower”), and Air Transport Service Group, Inc., a Delaware corporation (“Holdings”), the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given them in the Amendment.
2.    The following named individuals are duly qualified and acting elected or appointed officers of the Company, and each holds the office of the Company set forth opposite his or her name, each of whom is authorized to sign the [Amendment/Reaffirmation] on behalf of the Company. The signature written opposite the name and title of each such officer is his or her genuine signature.

Name	Office	Signature
______________________	______________________	______________________
______________________	______________________	______________________

3.    Attached hereto as Exhibit A is a true and complete copy of the [Charter Document] of the Company, including all amendments thereto, as filed in the Office of the Secretary of State of the State of __________ (the “Secretary of State”), which constitutes the [Charter Document] of the Company as presently in effect (the “[Articles of ___________]”); no amendment to the Articles of ______________ is pending or contemplated, and there are no proceedings, pending or contemplated, for the merger, consolidation, conversion, liquidation or dissolution of the Company; and no steps have been or are being taken to appoint an administrator, receiver, liquidator or analogous person or body to wind up or dissolve the Company.
4.    Attached hereto as Exhibit B is a true and correct copy of the [By-Laws/LLC Operating Agreement] of the Company which were/was duly adopted and are/is in full force and effect on the date hereof.
5.    Attached hereto as Exhibit C is a true and correct copy of resolutions authorizing the execution, delivery and performance of the [Amendment/Reaffirmation], which [have][has] been duly adopted by unanimous written consent of the members of the Company, and said

Exhibit II - 1

resolutions have not been rescinded, amended or modified, are in full force and effect on the date hereof, and have been duly filed with the minutes of the proceedings of the members.
6.    Attached hereto as Exhibit D is a certificate of good standing from the Secretary of State of the jurisdiction of incorporation or organization of the Company.

Exhibit II - 2

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate as of May __, 2015.
[COMPANY]

_________________________________

_____________________, Secretary

Exhibit II - 3

Exhibit A

Articles of ______________

Exhibit II - 4

Exhibit B

[Operating Agreement/By-Laws]

Exhibit II - 5

Exhibit C

Resolutions

Exhibit II - 6

Exhibit D

Good Standing Certificate

Exhibit II - 7